                                                                       EXHIBIT 1

                            Nicholas Financial, Inc.

                                  Common Stock
                                 (no par value)

                             UNDERWRITING AGREEMENT

                             -----------------------

                                 May ___, 2004

Ferris, Baker Watts, Incorporated
100 Light Street, 8th Floor
Baltimore, Maryland  21202

Ladies and Gentlemen:

         Section 1. Introductory.

         Subject to the terms and conditions stated herein, Nicholas Financial, Inc., a corporation organized under the laws of British Columbia, Canada (the "Company"), proposes to issue and sell to Ferris Baker Watts, Incorporated (the "Underwriter") an aggregate of 1,100,000 shares of its common stock, no par value (the "Common Stock"), and the stockholders listed in Schedule A hereto (the "Selling Stockholders") propose severally to sell an aggregate of 900,000 shares of Common Stock (such 2,000,000 shares of Common Stock being hereafter referred to as the "Firm Common Shares".

         In addition, the Company has granted to the Underwriter an option to purchase up to an additional 300,000 shares of Common Stock, as provided in
Section 3 (such additional shares, the "Optional Common Shares"). The Firm Common Shares and, if and to the extent such option is exercised, the Optional Common Shares are collectively called the "Common Shares").

         The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-2 (File No. 333-113215), which contains a form of prospectus, subject to completion, to be used in connection with the public offering and sale of the Common Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), including any information deemed to be a part thereof at the time of effectiveness pursuant to the Securities Act or any rule promulgated thereunder, is called the "Registration Statement." Any registration statement filed

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by the Company pursuant to Rule 462(b) under the Securities Act is called the
"Rule 462(b) Registration Statement," and from and after the date and time of filing of the Rule 462(b) Registration Statement, the term "Registration Statement" shall include any Rule 462(b) Registration Statement. The prospectus in the form included in the Registration Statement at the time it becomes effective or, if the prospectus included in the Registration Statement omits certain information in reliance upon Rule 430A under the Securities Act and such information is thereafter included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act or as part of a post-effective amendment to the Registration Statement after the Registration Statement becomes effective, the prospectus as so filed, is referred to in this Agreement as the "Prospectus." Any reference herein to the Registration Statement, the 462(b) Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the Securities Act, as of the effective date of the Registration Statement or the date of such Prospectus, as the case may be, as such documents are modified or superseded by such Prospectus (the "Incorporated Documents"). For purposes of this Agreement, all references to the Registration Statement, the 462(b) Registration Statement, the Prospectus, any preliminary prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System (EDGAR).

         Each of the Company and the Selling Shareholders, severally but not jointly, hereby confirms its agreements with the Underwriter as follows:

         Section 2. Representations and Warranties.

                  (a) The Company hereby represents and warrants to the Underwriter on the date hereof and shall be deemed to represent and warrant to the Underwriter on each Closing Date as follows:

                           (i)      Compliance with Registration Requirements.
The Registration Statement has been filed with the Commission and has been declared effective by the Commission under the Securities Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The Company has complied with all written requests of the Commission (and all oral requests of the Commission to an executive officer of the Company) for additional or supplemental information relating to the Registration Statement, except for post-ffective amendment No.1 to the Registration Statement. The Company has not received any notice that a stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued by the Commission or that any proceedings for such purpose have been instituted by the Commission and, to the Company's knowledge, no such proceedings are contemplated or threatened by the Commission.

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                                    Each preliminary prospectus and the
Prospectus when filed and any supplement or amendment thereto when filed with the Commission under Rule 424(b) of the Securities Act complied or will comply, as the case may be, in all material respects as to form with the Securities Act and at any such time did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement (including any Rule 462(b) Registration Statement), in the form it became effective, and any post-effective amendment thereto in the form it becomes effective, complied or will comply, as the case may be, as to form in all material respects with the Securities Act and at any such time did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto, any preliminary prospectus, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company.

                                    (ii)     Offering Materials Furnished to the
Underwriter. The Company has delivered to the Underwriter a complete manually signed copy of the Registration Statement and of each consent filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Underwriter has reasonably requested.

                                    (iii)    Exhibits; Material Contracts. There
are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required. The contracts so described in the Prospectus to which the Company or any Subsidiary of the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, and are enforceable against and by the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general principles of equity or the availability of specific performance, injunctive relief and other equitable principles. Neither the Company, nor, to the best of the Company's knowledge, any other party is in material breach of or material default under any of such contracts.

                                    (iv)     No Brokerage Commissions, etc.
Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

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                                    (v)      The Underwriting Agreement. The
execution and delivery of this Agreement by the Company has been duly authorized by all necessary corporate action.

                                    (vi)     Authorization of the Common Shares.
The Common Shares to be sold by the Company have been duly authorized for issuance and sale pursuant to this Agreement; all other outstanding shares of capital stock of the Company are, and, when the Common Shares have been issued and delivered by the Company to the Underwriter against payment therefor in accordance with the terms of this Agreement, such Common Shares will be validly issued, fully paid and non-assessable.

                                    (vii)    No Applicable Registration or Other
Similar Rights. There are no persons other than the Selling Stockholders with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly satisfied or waived.

                                    (viii)   No Material Adverse Change. Except
as otherwise disclosed or incorporated by reference in the Prospectus (or any amendment or supplement thereto) subsequent to the respective dates as of which information is given in such Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one enterprise (any such change or development is called a "Material Adverse Change"); (ii) the Company and its subsidiaries, considered as one enterprise, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business, nor entered into any material transaction or agreement not in the ordinary course of business; and
(iii) there has been no dividend or distribution of any kind declared, paid or made by the Company, except for dividends or distributions paid to the Company or its subsidiaries on any class of capital stock or other equity interests, or repurchases or redemptions by the Company or any of its subsidiaries of any class of capital stock or other equity interests.

                                    (ix)     Independent Accountants. Ernst &
Young LLP, who has expressed its opinions with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of or incorporated by reference in the Registration Statement and included in the Prospectus, are, to the Company's knowledge, independent public accountants as required by the Securities Act.

                                    (x)      Preparation of the Financial
Statements. The consolidated financial statements of the Company filed with the Commission as a part of the Registration

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Statement and included in the Prospectus (and any amendment or supplement thereto) present fairly in all material respects, the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Any supporting schedules included in the Registration Statement present fairly and accurately, in all material respects, the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement that have not been so included or incorporated. The financial data set forth in the Prospectus under the captions "Selected Financial Data" and "Capitalization" are accurately presented and prepared on a basis consistent with the financial statements contained in the Registration Statement and the books and records of the Company and fairly and accurately present, in all material respects, the information set forth therein on a basis consistent with that of such financial statements when read in conjunction with the textual information included in those sections.

                                    (xi)     Organization and Good Standing of
the Company and its Subsidiaries. Each of the Company and its direct and indirect subsidiaries has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, in good standing or of active status (if incorporated in the State of Florida) under the laws of the jurisdiction of its incorporation or formation, as the case may be, and has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except as set forth in the Amended and Restated Loan and Security Agreement dated August 1, 2000, by and among Bank of America, as agent for the various financial institutions, the Company and the various financial institutions from time to time a party to the agreement, are owned by the Company, directly or through subsidiaries, free and clear of any material security interest, mortgage, pledge, lien, claim, restriction or encumbrance. The Company does not own or control, directly or indirectly, any corporation, partnership, association or other entity other than Nicholas Financial, Inc. and Nicholas Data Services, Inc., each a Florida corporation.

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                                    (xii)    Capitalization and Other Capital
Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the date set forth therein. The capital stock of the Company (including the Common Shares) conforms in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and have been issued in compliance with applicable federal and state securities laws. None of the outstanding shares of capital stock of the Company were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. Except as set forth in the Prospectus, and except for options to purchase capital stock issued pursuant to the Nicholas Financial, Inc. Employee Stock Option Plan and the Nicholas Financial, Inc. Non-Employee Director Stock Option Plan, the Company does not have outstanding on the date hereof and each Closing Date any contracts or commitments to issue or sell, any shares of Common Stock or options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any Common Stock of the Company or any of its subsidiaries.

                                    (xiii)   Exchange Act Registration; Stock
Exchange Listing. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and is quoted on the Nasdaq National Market System (the "Nasdaq NMS"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq NMS, nor has the Company received any notification that the Commission or the Nasdaq NMS is contemplating terminating such registration or listing. Application has been made to list the Common Shares being sold by the Company and the Selling Stockholders on the Nasdaq NMS, and as of the Closing Date with respect thereto, the Common Shares being sold by the Company and the Selling Stockholders shall have been approved for quotation on the Nasdaq NMS, subject to official notice of issuance.

                                    (xiv)    Non-Contravention of Existing
Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any subsidiary is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of or default under) ("Default"), its respective articles or certificate of incorporation, bylaws, certificate of limited partnership or partnership agreement, as the case may be, or in the performance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any subsidiary is a party or by which any of them or their respective properties is bound (each, an "Existing Instrument"), except for such Defaults which would not result in a Material Adverse Change. The Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby (i)

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have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws or other organizational documents of the Company, (ii) will not conflict with or constitute a Default or Debt Repayment Triggering Event (as defined below), or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries that would result in a Material Adverse Change, pursuant to, or require the consent of any other party to, any Existing Instrument, where the failure to obtain such consent would result in a Material Adverse Change and (iii) will not result in any material violation of any material law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries that would result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, except (i) such as have been obtained or made by the Company and are in full force and effect under the Securities Act, (ii) such as may be required under applicable state securities or blue sky laws or by the National Association of Securities Dealers, Inc. (the "NASD"), and (iii) such as may be required to list the Common Shares for trading on Nasdaq NMS.

                                    As used herein, a "Debt Repayment Triggering
Event" means any event or condition which gives, or with the giving of notice or lapse of time or both would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

                                    (xv)     No Material Actions or Proceedings.
There are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened (i) against the Company or any of its subsidiaries or (ii) which have as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company or any of its subsidiaries taken as a whole, exists or, to the best of the Company's knowledge, is threatened or imminent.

                                    (xvi)    Regulatory Compliance. The Company
and its subsidiaries are in compliance in all material respects with all applicable federal, state and local laws and regulations applicable to them including, without limitation, the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations of the Commission promulgated thereunder (the

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"Sarbanes-Oxley Act"), the Fair Debt Collection Act, Truth in Lending Act, the
Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Gramm-Leach-Bliley Act, and the Soldiers' and Sailors' Civil Relief Act and comparable statutes in states where the Company and its subsidiaries' customers reside, and the respective rules and regulations thereunder, the failure to comply with which would have a Material Adverse Change. Neither the Company nor any of its subsidiaries is a party to any agreement or memorandum of understanding with, or party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of any regulatory authority which restricts materially the conduct of its business as described in the Prospectus, nor has the Company or any of its subsidiaries been advised in writing by any of the regulatory authorities that it is contemplating issuing or requesting (or considering the appropriateness of issuing or requesting) the foregoing (nor has any executive officer of the Company been so advised, whether in writing or orally).

                                    (xvii)   Intellectual Property Rights. The
Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, the "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted or as proposed to be conducted as described in the Prospectus; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any written notice (nor has any executive officer of the Company been so advised, whether in writing or orally) of infringement or conflict with asserted Intellectual Property Rights of others, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change, and to the Company's knowledge, no such infringements or conflicts exist.

                                    (xviii)  All Necessary Permits, etc. The
Company and each of its subsidiaries possesses such valid and current certificates, authorizations, licenses, registrations and permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses as described in the Registration Statement and Prospectus (or any amendment or supplement thereto) (collectively, the "Governmental Licenses") except where the failure to possess Governmental License would not result in a Material Adverse Change; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where such noncompliance would not, singly or in the aggregate, have a Material Adverse Change; all of the Governmental Licenses are valid and in full force and effect, except where such invalidity would not have a Material Adverse Change; and neither the Company nor any of its subsidiaries have received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

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                                    (xix)    Tax Law Compliance. The Company and
its subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed by or on behalf of the Company and any subsidiary with respect to all periods ended prior to the date hereof, except where the failure to file would not have a Material Adverse Change, or have properly requested extensions thereof and have paid all taxes required to be paid by them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except such, if any, that are being contested in good faith. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 2(a)(x) above in respect of all federal, state, local and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

                                    (xx)     Company Not an "Investment
Company." The Company is not, and after receipt of payment for the Common Shares will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                                    (xxi)    Insurance. The Company has no
reason to believe that it or any of its subsidiaries will not be able to (i) renew its existing insurance coverage as and when such policies expire or (ii) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted or as proposed to be conducted as described in the Prospectus. During the past five years, neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

                                    (xxii)   No Price Stabilization or
Manipulation. Other than excepted activity pursuant to Regulation M under the Exchange Act, neither the Company nor any of its officers, directors or controlling persons has taken any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares or which is otherwise prescribed by Regulation M promulgated by the Commission.

                                    (xxiii)  Related Party Transactions. There
are no business relationships or transactions, direct or indirect, involving the Company or any of its subsidiaries on the one hand, and the directors, officers, or five percent stockholders of the Company, on the other hand, required to be described in the Registration Statement or the Prospectus which have not been described as required or incorporated by reference therein.

                                    (xxiv)   No Unlawful Contributions or Other
Payments. Neither the Company nor any of its subsidiaries nor, to the best of the Company's knowledge, any employee

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or agent of the Company or any subsidiary has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

                                    (xxv)    Compliance with Environmental Laws.
Except as otherwise disclosed in the Prospectus, or except as would not, individually or in the aggregate, result in a Material Adverse Change, the Company and its subsidiaries (i) have been and are in compliance with applicable Environmental Laws (as defined below), (ii) have received all material permits, licenses or other approvals required of it under applicable Environmental Laws, to conduct their business as described in the Prospectus and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Change. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up and any potential liabilities to third parties) which would, individually or in the aggregate, have a Material Adverse Change. To the Company's knowledge, there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and, to the Company's knowledge, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against the Company, its subsidiaries, or any of its predecessors in interest relating to hazardous materials or any Environmental Laws. To the Company's knowledge, no property that is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund Site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq. "CERCLA") or otherwise designated as a contaminated site under applicable state or local law and the Company has not been named as a "potentially responsible party" under CERCLA.

                                    As used herein, "Environmental Law" means
any federal, state or local environmental law, statute, bylaw, ordinance, rule or regulation, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. (S)(S) 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. (S)(S) 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. (S)(S) 6901-K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. (S)(S) 1101-11050, the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. (S)(S) 136-136y, the Clean Air Act, 42 U.S.C. (S)(S) 7401-7642, the
Clean Water Act (Federal Water Pollution

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Control Act), 33 U.S.C. (S)(S) 1251-1387, the Safe Drinking Water Act, 42 U.S.C.
(S)(S) 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C.
(S)(S) 651-678, and any analogous state laws, as any of the above have been amended as of the date hereof and as of each Closing Date and in the regulations promulgated pursuant to each of the foregoing (including environmental statutes and laws not specifically defined herein) (individually, an "Environmental Law" and collectively, the "Environmental Laws").

                                    (xxvi)   ERISA Compliance. Any "employee
benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company or its ERISA Affiliates (as defined below) that is subject to ERISA (individually, an "ERISA Plan") is in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code of which the Company is a member. No "reportable event" (as defined under ERISA) has occurred with respect to any ERISA Plan. Except as disclosed in the Prospectus, no ERISA Plan, if such ERISA Plan were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company nor any of its ERISA Affiliates has incurred any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any ERISA Plan or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each ERISA Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS as to its qualified status and nothing has occurred since the date of such letter, whether by action or failure to act, which would cause the loss of such qualification.

                                    (xxvii)  Offering. In connection with this
offering, the Company has not offered and will not offer shares of its Common Stock or any other securities convertible into or exchangeable or exercisable for shares of Common Stock in a manner in violation of the Securities Act; the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares, other than a preliminary prospectus, the Prospectus, the Registration Statement including any amendments or supplements to any of the foregoing, and other materials permitted by the Securities Act.

                                    (xxviii) Broker/Dealer. The Company (i) is
not required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or the regulations promulgated thereunder, and
(ii)except as previously disclosed to the Underwriter in writing, neither the Company nor any of its subsidiaries nor any director or officer of the Company or its subsidiaries directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the NASD), any member firm of the NASD.

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                           (xxix)   No Unlawful Payments. Neither the Company,
nor to the Company's knowledge any other person associated with or acting on behalf of the Company, including, without limitation, any director, officer, agent or employee of the Company, has, directly or indirectly, while acting on behalf of the Company (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity;
(ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment or established or maintained any unlawful or unrecorded funds in violation of Section 30A of the Exchange Act required to be disclosed in the Prospectus.

                           (xxx)    Internal Controls. The Company is in
compliance with the provisions of Section 13(b) of the Exchange Act.

                           (xxxi)   Books and Records. The minute books of the
Company contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the Company's board of directors and committees of the Company's board of directors, and no meeting of any of such stockholders, the Company's board of directors or such committees has been held for which minutes have not been prepared and are not contained in such minute books.

                           (xxxii)  Board of Directors. The Board of Directors
of the Company and the audit committee, which the Board of Directors of the Company maintains, meet the qualitative listing requirements currently imposed by the Marketplace Rules of The Nasdaq Stock Market on small business issuers (as such issuers are defined in Rule 405 of the Securities Act) whose stock is approved for quotation on the Nasdaq NMS.

                           (xxxiii) Any certificate signed by an officer of the
Company and delivered to the Underwriter or to counsel for the Underwriter shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

                  (b) Each of the Selling Stockholders represents and warrants as of the date hereof as follows:

                           (i)      Due Authorization. The execution and
delivery of this Agreement and the Power of Attorney (as defined herein) by such Selling Stockholder has been duly authorized, including by all necessary corporate action if the Selling Stockholder is a corporation. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder,

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enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

                           (ii)     Selling Stockholder Documents. The Selling
Stockholders or their authorized representative are authorized to deliver the Firm Shares to be sold by each Selling Stockholder hereunder and to accept payment therefor.

                           (iii)    No Conflict. The execution and delivery by
each Selling Stockholder of, and the performance by each Selling Stockholder of its obligations under, this Agreement, and the Power of Attorney appointing certain individuals as the attorney-in-fact for certain Selling Stockholders to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney") will not result in
(A) any material violation of any material law, administrative regulation or administrative or court decree applicable to such Selling Stockholder, (B) the violation of the provisions of the charter , bylaws or other organizational documents of any Selling Stockholder (if such Selling Stockholder is a corporation) or (C) a conflict with any judgment, order or decree of any governmental body, agency or court having jurisdiction over any Selling Stockholder. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by any Selling Stockholder of its obligations under this Agreement or the Power of Attorney of any Selling Stockholder, except such as have been obtained or such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Common Shares.

                           (iv)     Good Title to Shares. Each Selling
Stockholder has, and on the first Closing Date (as hereinafter defined) will have, valid title to the Common Shares to be sold by such Selling Stockholder on such Closing Date and the legal right and power, and all authorization and approval required by law, to sell, transfer and deliver the Common Shares to be sold by such Selling Stockholder.

                           (v)      Delivery of Common Shares. Delivery of the
Common Shares to be sold by such Selling Stockholder pursuant to this Agreement will pass title to such Common Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

                           (vi)     Share Certificates. Certificates for all of
the Firm Shares to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in escrow with the Underwriter as escrow agent, with

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irrevocable conditional instructions to deliver such Firm Shares to the
Underwriter pursuant to this Agreement.

                           (vii)    NASD. No Selling Stockholder nor any
affiliate of a Selling Stockholder directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the NASD), any member firm of the NASD.

                           (viii)   Warrants and Options. No Selling Stockholder
has granted with respect to the Firm Shares to be sold by such Selling Stockholder under this Agreement, and the Firm Shares to be sold by such Selling Stockholder under this Agreement are not subject to, any option, warrant, put, call, right of first refusal or other right to acquire or purchase any such Firm Shares other than pursuant to this Agreement, except as may be required under
Section 409(h) of the Internal Revenue Code of 1986, as amended (the "Code").

                           (ix)     No Price Stabilization or Manipulation.
Other than excepted activity pursuant to Regulation M under the Exchange Act, no Selling Stockholder has taken any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares or which is otherwise prescribed by Regulation M promulgated by the Commission.

                           (x)      Disclosure by Selling Stockholder in
Registration Statement. The portion of the Registration Statement comprised of the table and the notes thereto under the caption "Selling Stockholders" in the form supplied to the Selling Stockholder, insofar as such portion specifically relates to each Selling Stockholder, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Section 3. Purchase, Sale and Delivery of the Common Shares.

                  (a) The Firm Common Shares. On the basis of the agreements herein, but subject to the conditions herein set forth, the Company and each Selling Stockholder (each, a "Seller" and collectively, the "Sellers"), severally and not jointly, agrees to sell to the Underwriter the Firm Common Shares upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriter agrees to purchase from such Seller the Firm Common Shares. The purchase price per Firm Common Share to be paid by the Underwriter to the Sellers shall be $___ per share.

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                  (b)      The First Closing Date. Delivery of the Firm Common
Shares to be purchased by the Underwriter and payment therefor shall be made at such place as may be agreed to by the Company and the Underwriter at 11:00 a.m. Eastern time, on May ___, 2004, or such other time and date as the Underwriter and the Company shall agree (the time and date of such closing are called the "First Closing Date"), but in no event more than four business days after the date of this Agreement.

                  (c) The Optional Common Shares; the Second Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase up to an aggregate of 300,000 Optional Common Shares from the Company at the purchase price per share to be paid by the Underwriter for the Firm Common Shares. The options granted hereunder are for use by the Underwriter solely in covering any over-allotments in connection with the sale and distribution of the Firm Common Shares. The options granted hereunder may be exercised at any time upon notice by the Underwriter to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Common Shares as to which the Underwriter is exercising the option, (ii) the names and denominations in which the certificates for the Optional Common Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may not be earlier than the First Closing Date; and in the case that such date is simultaneous with the First Closing Date, the term "First Closing Date" shall refer to the time and date of delivery of certificates for the Firm Common Shares and the Optional Common Shares). Such time and date of delivery, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Underwriter and shall not be earlier than three nor later than ten full business days after delivery of such notice of exercise. (The First Closing Date and the Second Closing Date are sometimes referred to herein as a "Closing Date".) The Underwriter agrees to purchase the number of Optional Common Shares with respect to which the Underwriter exercised the option on the Second Closing Date. The Underwriter may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company and each Selling Stockholder.

                  (d) Public Offering of the Common Shares. The Underwriter hereby advises the Company that the Underwriter intends to offer for sale to the public, as described in the Prospectus, their respective portions of the Common Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Underwriter, in its sole judgment, has determined is advisable and practicable.

                  (e) Payment for the Common Shares. Payment for the Common Shares shall be made by the Underwriter at the applicable Closing Date by wire transfer of immediately

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available Federal funds to the order of each Seller.

                  (f) Delivery of the Common Shares. The Company shall deliver, or cause to be delivered, to the Underwriter certificates for the Firm Common Shares, against the irrevocable release of a wire transfer of immediately available Federal funds for the amount of the purchase price therefor. The Company also shall deliver, or cause to be delivered, to the Underwriter certificates requested for the Optional Common Shares the Underwriter has agreed to purchase at the applicable Closing Date against the irrevocable release of a wire transfer of immediately available Federal funds for the amount of the purchase price therefor. The certificates for the Common Shares shall be in definitive form and registered in such names and denominations as the Underwriter shall have requested at least two full business days prior to the applicable Closing Date and shall be made available for inspection on the business day preceding the applicable Closing Date at a location the Underwriter may reasonably designate. Delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriter.

                  (g) Delivery of Prospectus to the Underwriter. Not later than 12:00 p.m. on the second business day following the date the Common Shares are first released by the Underwriter for sale to the public, the Company shall deliver or cause to be delivered, copies of the Prospectus in such quantities and at such places as the Underwriter shall request, which request shall be received no later than the effective date of the Registration Statement.

         Section 4. Additional Covenants. The Company covenants and agrees with the Underwriter as follows:

                  (a) Underwriter's Review of Proposed Amendments and Supplements. During such period beginning on the date hereof and ending on the latest Closing Date or such date, as in the opinion of counsel for the Underwriter, the Prospectus is no longer required by law to be delivered in connection with sales by the Underwriter or dealer (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act) or the Prospectus, the Company shall furnish to the Underwriter for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Underwriter reasonably objects.

                  (b) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Underwriter in writing of (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission relating to the

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Registration Statement, (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its reasonable best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

                  (c) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the reasonable opinion of the Underwriter or counsel for the Underwriter it is otherwise necessary to amend or supplement the Prospectus to comply with law, the Company agrees to promptly notify the Underwriter and to promptly prepare (subject to Section 4(a) hereof), file with the Commission and furnish at its own expense to the Underwriter and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading or so that the Prospectus, as amended or supplemented, will comply with law. Neither the Underwriter's consent to, nor the its delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (d) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Underwriter, without charge and in as many copies as the Underwriter reasonably requests, (i) during the Prospectus Delivery Period, the Prospectus and any amendments and supplements thereto, (ii) signed copies of each Registration Statement, which will include all exhibits,
(iii) each related preliminary prospectus, and (iv) copies of the Incorporated Documents, including exhibits.

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                  (e)      Blue Sky Compliance. The Company will arrange for the
qualification of the Common Shares for sale under the laws of such jurisdictions as the Underwriter designates and will continue such qualifications in effect so long as required for the distribution, except that in no event shall the Company be obligated in connection therewith to qualify a foreign corporation or to execute a general consent to service of process. The filing fees incurred in connection with such filings will be paid by the Company. The Company will advise the Underwriter promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

                  (f) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Common Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

                  (g) Transfer Agent. The Company shall maintain, at its expense, a registrar and transfer agent for the Common Stock.

                  (h) Earning Statement. As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its security holders and to the Underwriter an earning statement (which need not be audited) covering the twelve-month period that satisfies the provisions of Section 11(a) of the Securities Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the date on which the Registration Statement became effective, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                  (i) Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company shall file, on a timely basis, with the Commission reports and documents required to be filed under the Exchange Act.

                  (j) Agreement Not to Offer or Sell Additional Securities. During the period of 120 days following the date of the Prospectus, the Company will not, without the prior written consent of the Underwriter, (which consent may be withheld at the sole discretion of the Underwriter), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock,

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May___, 2004
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options or warrants to acquire shares of Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Common Shares); provided, however, that the Company may (i) issue shares of Common Stock upon the exercise of warrants outstanding on the date hereof, as set forth in the Prospectus, (ii) grant options to purchase Common Stock and issue shares of Common Stock upon the exercise of options, in both cases, pursuant to any stock option plan or arrangements, or issue shares of Common Stock in the ordinary course of business pursuant to the Company's employee benefit plans existing on the date hereof, and (iii) issue shares of Common Stock in payment of all or a portion of the purchase price for properties acquired from sellers who are not affiliates of the Company. In addition, each Selling Stockholder, agrees that, without the prior written consent of the Underwriter, it will not, during the period ending 120 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

                  (k) Future Reports to the Underwriter. During the period of three years hereafter, the Company will furnish to the Underwriter at c/o Ferris, Baker Watts, Incorporated, 100 Light Street, 8th Floor, Baltimore, Maryland 21202, Attention: Steven L. Shea (i) at the same time as distributed to the Company's stockholders after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-KSB or 10-K, Quarterly Report on Form 10-QSB or 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission or the Nasdaq NMS;
(iii) at the same time as mailed to the Company's stockholders, copies of any report or communication of the Company mailed generally to holders of its capital stock; and (iv) from time to time, such other information concerning the Company as the Underwriter may reasonably request.

                  (l) Statement Regarding Certain Events. If at any time prior to 30 days after the Registration Statement becomes effective, any publication or event relating to or affecting the Company shall occur as a result of which in the reasonable opinion of the Underwriter the market price of the Common Shares has been or is likely to be materially affected (regardless of whether such publication or event necessitates a supplement or amendment to the Prospectus) and after written notice from the Underwriter advising the Company to the effect set forth above, the Company agrees to forthwith prepare, consult with the Underwriter concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Underwriter, responding to or commenting on such publication or event.

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                  (m)      No Price Stabilization or Manipulation. The Company
and the Selling Stockholders will not, and the Company will use its best efforts to cause its officers, directors and affiliates not to, take, directly or indirectly prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might reasonably be expected to result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Common Shares.

                  (n) Listing. The Company will use its best efforts to maintain the quotation of the Common Stock on the Nasdaq NMS, the American Stock Exchange or the New York Stock Exchange for three years following the effective date of the Registration Statement, and, while its Common Stock is quoted on the Nasdaq NMS or one of the foregoing exchanges, the Company will file with the Nasdaq NMS or such exchange all documents and notices required to companies that have securities that are so quoted.

                  Section 5. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred by it in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriter; (ii) the issuance and delivery of the Common Shares to the Underwriter, including any transfer taxes payable upon the sale of the Common Shares to the Underwriter (other than transfer taxes on resales by the Underwriter); (iii) the fees and disbursements of the Company's counsel and accountants; (iv) the filing fees in connection with the qualification of the Common Shares under the applicable securities laws in accordance with Section 4(b) and (e) hereof and any filing fee in connection with the review of the offering with the NASD, (v) the transfer agent's and registrar's fees and all miscellaneous expenses referred to in Part II of the Registration Statement and (vi) costs related to travel and lodging incurred by the Company and its representatives relating to meetings with and presentations to prospective purchasers of the Common Shares. The Company, upon the request of the Underwriter, will provide funds in advance for filing fees in connection with "blue sky" qualifications and the NASD.

                  Section 6. Conditions of the Obligations of the Underwriter. The obligations of the Underwriter to purchase and pay for the Common Shares as provided herein on any Closing Date shall be subject to the accuracy of the representations and warranties in all material respects on the part of the Company and the Selling Stockholders set forth in Section 2 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Common Shares, the accuracy of the representations and warranties in all material respects on the part of the Company as set forth in
Section 2 hereof as of the Second Closing Date, as though

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May___, 2004
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then made; to the timely performance by the Company of its covenants and other obligations hereunder; and to each of the following additional conditions:

                  (a) Accountants' Comfort Letters. On the date hereof, the Underwriter shall have received from Dixon Hughes PLLC, independent public accountants for the Company, letters dated the date hereof addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus, including the Incorporated Documents.

                  (b) Compliance with Registration Requirements; No Stop Order; No Objection from NASD. For the period from and after effectiveness of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date:

                           (i)      The Registration Statement shall have been
declared effective, and the Prospectus shall have been filed with the Commission not later than the Commission's close of business on the second business day following the date hereof or such later time and date to which the Underwriter shall have consented. The Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise);

                           (ii)     The Common Stock shall have begun trading on
the Nasdaq NMS, and the Common Shares shall have been approved for quotation on the Nasdaq NMS;

                           (iii)    No stop order suspending the effectiveness
of the Registration Statement or any post-effective amendment thereto or any order preventing or suspending the use of any Prospectus or any amendment or supplement thereto shall have been issued, and no proceedings for that purpose shall have been instituted or pending or, to the best knowledge of the Company or the Underwriter, shall be contemplated or threatened by the Commission;

                           (iv)     the NASD shall have raised no objection to
the fairness and reasonableness of the underwriting terms and arrangements;

                           (v)      the Common Shares shall have been qualified
under the securities or blue sky laws of such jurisdictions as the Underwriter shall have designated or an exemption therefrom shall be available;

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                           (vi)     no stop orders suspending the sale of the
Common Shares in any jurisdiction referred to in Section 4(e) shall have been issued, and no proceedings for that purpose shall have been instituted or shall be pending or, to the best knowledge of the Company or the Underwriter, shall be contemplated or threatened by the officials of any such jurisdiction; and

                  (c) No Material Adverse Change. For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date, there shall not have occurred any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the reasonable judgment of the Underwriter, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Common Shares.

                  (d) Opinion of Counsel for the Company. On each Closing Date, the Underwriter shall have received the opinion of Foley & Lardner, LLP, United States counsel for the Company, and of Salley Bowes Harwardt, Canadian counsel for the Company, dated as of such Closing Date, in form and substance reasonably satisfactory to the Underwriter.

                  (e) Opinion of Counsel for the Underwriter. On each Closing Date, the Underwriter shall have received the favorable opinion of Neuberger, Quinn, Gielen, Rubin & Gibber, P.A., counsel for the Underwriter, dated as of such Closing Date, in form and substance reasonably satisfactory to the Underwriter.

                  (g) Officers' Certificate. On each Closing Date, the Underwriter shall have received a written certificate executed by (i) the Chairman of the Board, Chief Executive Officer and President of the Company and
(ii) the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date, to the effect set forth in subsection (b)(ii) of this Section 6, and further to the effect that:

                           (i)      no stop order suspending the effectiveness
of the Registration Statement or post-effective amendment thereto or suspending the use of any Prospectus or amendment or supplement thereto or the qualification of the Securities for offering or sale has been issued, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of each such person, are contemplated or threatened under the Securities Act or any applicable state securities or blue sky statute or regulation, and any and all filings required by Rule 424, Rule 430A and Rule 462(b) have been timely made;

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                           (ii)     the Registration Statement and Prospectus
and, if any, each amendment and each supplement thereto, contain all statements and information required by the Securities Act or any rules or regulations promulgated thereunder to be included therein, and neither the Registration Statement or the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading

                           (iii)    for the period from and after the date of
this Agreement and prior to such Closing Date, there has not occurred any Material Adverse Change;

                           (iv)     the representations and warranties of the
Company set forth in this Agreement are true and correct in all material respects with the same force and effect as though expressly made on and as of such Closing Date, except that, to the extent any representations and warranties are qualified by terms such as "material," "materially," "material adverse effect" or "Material Adverse Change," such representations and warranties will be true and correct in all respects; and

                           (v)      the Company has performed or complied in all
material respects with all of the covenants and agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

                  (h) Bring-down Comfort Letters. On each Closing Date, the Underwriter shall have received from Dixon Hughes PLLC, independent public accountants for the Company, letters dated such date, in form and substance reasonably satisfactory to the Underwriter, to the effect that they reaffirm the statements made in the letters furnished by them pursuant to subsection (a) of this Section 6, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or Second Closing Date, as the case may be.

                  (i) Lock-Up Agreements. On or before the date hereof, the Company shall have furnished to the Underwriter an agreement in the form of Exhibit A hereto from certain Selling Stockholders and directors and executive officers of the Company whose names are set forth on Schedule 1 to Exhibit A, and each such agreement shall be in full force and effect on each Closing Date.

                  (j) Selling Stockholders' Certificates. The Underwriter shall have received on each Closing Date, a certificate, dated as of such Closing Date and signed by the Attorney-in-Fact of each Selling Stockholder, to the effect that the representations and warranties of the Selling Stockholders contained in this Agreement are true and correct in all material respects as of such Closing Date and that the Selling Stockholders have complied in all material respects

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with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before such Closing Date.

                  (k) Selling Stockholder Documents. On the date hereof, the Company and the Selling Stockholders shall have furnished for review by the Underwriter copies of the Powers of Attorney and transfer agent instructions executed by each of the Selling Stockholders and such further information, certificates and documents as the Underwriter may reasonably request.

                  (l) Material Misstatements or Omissions. On or after the effective date of the Registration Statement and before each Closing Date, the Underwriter shall not have advised the Company that the Registration Statement contains an untrue statement of fact which, in the Underwriter's opinion, is material, or omits to state a fact which, in the Underwriter's opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Underwriter's opinion, is material, or omits to state a fact which, in the Underwriter's opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, provided that the Underwriter shall not have had any knowledge, before the effective date of the Registration Statement, that (i) such statement was untrue or such omitted fact existed and
(ii) that such statement or omission was material, and provided further, that the Company has not cured any such untrue statement or omission after having had a reasonable opportunity to cure such untrue statement or omission.

                  (m) Additional Documents. On or before each Closing Date, the Underwriter and counsel for the Underwriter shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Common Shares as contemplated herein, or in order to evidence the material accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

                           If any condition specified in this Section 6 is not
satisfied when and as required to be satisfied, this Agreement may be terminated by the Underwriter by notice to the Company at any time on or prior to the First Closing Date and, with respect to the Optional Common Shares, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 5, Section 9 and
Section 10 shall at all times be effective and shall survive such termination.

         Section 7. Reimbursement of Underwriter's Expenses. If this Agreement is terminated by the Underwriter pursuant to Section 6 or 12 or if the sale to the Underwriter of the Common Shares on any Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision

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hereof, the Company agrees to reimburse the Underwriter, upon demand for up to
$50,000 of out-of-pocket expenses that shall have been reasonably incurred by the Underwriter in connection with the proposed purchase and offering and sale of the Common Shares, which may include, but are not limited to, fees and disbursements of counsel, printing expenses, travel expenses, postage, and facsimile and telephone charges.

                  Section 8. [Intentionally left blank]

         Section 9. Indemnification.

                  (a) Indemnification of the Underwriter. The Company agrees to indemnify and hold harmless the Underwriter and its officers, directors, employees and agents, and each person, if any, who controls the Underwriter within the meaning of the Securities Act and the Exchange Act, against any loss, claim, damage, liability or reasonable expense, to which the Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to the Securities Act or any rule promulgated thereunder, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or
(ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse the Underwriter and each such person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by the Underwriter by the Underwriter or such person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter or any Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), as the same is described in Section 9(d) below; and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of the Underwriter, if the person asserting any loss,

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claim, damage, liability or expense purchased Common Shares from the
Underwriter, or any person controlling the Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 3 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Common Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liabilities that the Company may otherwise have.

                  (b) Indemnification of the Underwriter by the Selling Stockholders. Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of the Securities Act and the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made, not misleading, but only with reference to information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                  (c) Indemnification of the Company by the Selling Stockholders. Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made, not misleading, but only with reference to information relating to such Selling Stockholder furnished in writing

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by or on behalf of such Selling Stockholder expressly for use in the
Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                  (d) Indemnification of the Company, its Directors and Officers. The Underwriter agrees to indemnify and hold harmless the Company, the Selling Stockholders, each of the Company's directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), in light of the circumstances in which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), based on written information furnished to the Company by the Underwriter expressly for use therein; and to reimburse the Company or any such director, officer or controlling person for any legal and other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company acknowledges that the statements with respect to the public offering of the Securities set forth under the caption "Underwriting" have been furnished by the Underwriter to the Company expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Prospectus. The indemnity agreement set forth in this Section 9(d) shall be in addition to any liabilities that the Underwriter may otherwise have.

                  (e) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 9 to the extent it is not prejudiced as a

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proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party, and counsel to the indemnifying party shall have concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel) representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

                  (f)      Settlements. The indemnifying party under this
Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

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                  (g)      Limitations on Selling Stockholder Liability. The
liability of each Selling Stockholder under this Section 9 shall not exceed an amount equal to the net proceeds received by such Selling Stockholders from the sale of Firm Shares by such Selling Stockholder to the Underwriter hereunder. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriter under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

         Section 10. Contribution. If the indemnification provided for in
Section 9 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, from the offering of the Common Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company or a Selling Stockholder, on the one hand, and the Underwriter, on the other hand, in connection with the offering of the Common Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Common Shares pursuant to this Agreement (before deducting expenses) received by the Company or a Selling Stockholder, and the total underwriting discount and commissions received by the Underwriter, in each case as set forth on the front cover page of the Prospectus bear to the aggregate initial public offering price of the Common Shares as set forth on such cover. The relative fault of the Company or a Selling Stockholder, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriter, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9(e), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 9(e) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10; provided, however, that no additional notice

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shall be required with respect to any action for which notice has been given under Section 9(e) for purposes of indemnification.

         The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10.

         Notwithstanding the provisions of this Section 10, the Underwriter shall not be required to contribute any amount in excess of the underwriting discount and commissions received by the Underwriter in connection with the Common Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each officer and employee of the Underwriter and each person, if any, who controls the Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Underwriter, each officer and employee of a Selling Shareholder, (if the Selling Shareholder is an entity) shall have the same rights as to contribution as such Selling Shareholder, and each director of the Company, each officer of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

                  Section 11. [Intentionally left blank]

         Section 12. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Underwriter by notice given to the Company if at any time (i) trading or quotation in any of the Company's securities shall have been refused, suspended, or limited by the Commission or by the Nasdaq NMS, or trading in securities generally on the Nasdaq NMS or the New York Stock Exchange has been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any federal, or New York authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or in the United States' or international political, financial or economic conditions, as in the reasonable judgment of the Underwriter is material and adverse and makes it impracticable or inadvisable to market the Common Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the reasonable judgment of the Underwriter there shall have occurred any Material Adverse Change; (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Underwriter may interfere materially with the conduct of the business and

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operations of the Company regardless of whether or not such loss shall have been insured; or Any termination pursuant to this Section 12 shall be without liability on the part of (a) the Company to the Underwriter, except that the Company shall be obligated to reimburse the expenses of the Underwriter pursuant to Sections 5 and 7 hereof, (b) the Underwriter to the Company or any Selling Stockholder, or (c) of any party hereto to any other party.

         Section 13. Representations and Indemnities to Survive Delivery. Except as otherwise set forth herein, the respective indemnities, agreements, representations, warranties and other statements of the Company, of the Company's officers, of any of the Selling Stockholders and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect according to the applicable statute of limitations, regardless of any investigation made by or on behalf of the Underwriter, Selling Stockholder or the Company or any of its or their officers or directors or any controlling person, as the case may be.

         Section 14. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

         If to the Underwriter:

                   Ferris, Baker Watts, Incorporated
                   100 Light Street, 8th Floor
                   Baltimore, Maryland  21202
                   Facsimile: (410) 659-4632
                   Attention:  Steven L. Shea

         with a copy to:

                   Neuberger, Quinn, Gielen, Rubin & Gibber, P.A.
                   One South Street, 27th Floor
                   Baltimore, Maryland 21202-3282
                   Facsimile: (410) 332-8594
                   Attention: Christopher D. Olander, Esquire

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         If to the Company:

                   Nicholas Financial, Inc.
                   2454 McMullen Booth Road
                   Building C, Suite 501B
                   Clearwater, Florida 33759
                   Facsimile: (727) 726-2140
                   Attention: Peter L. Vosotas

         with a copy to:

                   Foley & Lardner LLP
                   321 North Clark Street, Ste. 2800
                   Chicago, IL  60610
                   Facsimile:  (310) 832-4700
                   Attention:  Todd B. Pfister

         If to the Selling Stockholders:

                   Peter L. Vosotas
                   2454 McMullen Booth Road
                   Building C, Suite 501B
                   Clearwater, Florida 33759
                   Facsimile: (727) 726-2140

                   and

                   Robert Goldstein
                   c/o Millington Quarry
                   Stonehouse Road
                   Basking Ridge, NJ  07920

         Any party hereto may change the address for receipt of communications by giving written notice to the others.

         Section 15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 9 and
Section 10, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not

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include any purchaser of the Common Shares as such from the Underwriter merely by reason of such purchase.

         Section 16. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

         Section 17. Governing Law Provisions.

                  (a) Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware and applicable to agreements made and to be performed in such state.

                  Section 18. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

                  Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 9 and the contribution provisions of
Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 9 and 10 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

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         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                    Very truly yours,

                                    Nicholas Financial, Inc.

                                    By:_________________________________________
                                       Name:
                                       Title:

                                    Peter L. Vosotas Family Trust

                                    By:_________________________________________
                                       Peter L. Vosotas, Trustee

                                    PTC CUST. IRA FBO MARVIN H. MAHAN

                                    By:_________________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                    Ingrid Mahan
                                    Mahan Children, LLC
                                    Mahan Family, LLC
                                    Grenma, Inc.
                                    Roger Mahan
                                    Roger Mahan Grantor Tust
                                    Kenneth & Nancy Ernst

                                    By:_________________________________________
                                       Robert Goldstein, Attorney-in-Fact

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         The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriter as of the date first above written.

Ferris, Baker Watts, Incorporated

By: ________________________
    Name:
    Title:

                                   SCHEDULE A

                                           NUMBER OF FIRM
   SELLING STOCKHOLDER                COMMON SHARES TO BE SOLD
   -------------------                ------------------------
Peter L. Vosotas Family Trust                  500,000
PTC Cust. IRA FBO Marvin H. Mahan               33,998
Ingrid Mahan                                    11,666
Mahan Children, LLC                            125,000
Mahan Family, LLC                              111,450
Grenma, Inc.                                    50,000
Roger T. Mahan Grantor Trust                     8,888
Roger Mahan                                     23,332
Kenneth & Nancy Ernst                           35,666

Total                                          900,000

                                    EXHIBIT A
                                LOCK UP AGREEMENT

Ferris, Baker Watts, Incorporated
1700 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

         Re: Nicholas Financial, Inc. (the "Company")

Ladies and Gentlemen:

         The undersigned is an owner of record or beneficially of certain shares of Common Stock, no par value, of the Company ("Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the "Offering") for which you will act as the Underwriter. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

         In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of Ferris, Baker Watts, Incorporated (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including, without limitation, any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (other than as a bona fide gift, provided that the donee thereof agrees in writing to be bound by this Agreement), or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing to and including the date that is 120 days after the effective date of the registration statement of the Company related to the Offering. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

         This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representative, and assigns of the undersigned.

Dated: _______________, 2004

Printed Name of Holder:

_________________________________
Signature

_________________________________
Printed Name of Person Signing

_________________________________
Capacity of Person Signing if Signing as
Custodian, Trustee, or on Behalf of an
Entity

                                   SCHEDULE 1

Peter L. Vosotas
Marvin Mahan
Ingrid Mahan
Mahan Children, LLC
Mahan Family, LLC
Grenma, Inc.
Roger Mahan
Kenneth Ernst
Nancy Mahan Ernst
Ralph Finkenbrink
Stephen M. Bragin
Alton R. Neal